EQ ADVISORS TRUSTSM – AXA MANAGED VOLATILITY PORTFOLIOS

SUPPLEMENT DATED AUGUST 27, 2015 TO THE PROSPECTUS DATED MAY 1, 2015

This Supplement updates certain information contained in the Prospectus dated May 1, 2015 of EQ Advisors Trust (“Trust”) regarding the AXA Managed Volatility Portfolios (“Portfolios”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolios for management and administrative services.

Effective September 1, 2015, the section of the Prospectus entitled “Management of the Trust – Management Fees” is revised to include the following information:

The following table shows the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios effective September 1, 2015.

Portfolios	First $2 Billion	Next $4 Billion	Next $3 Billion	Next $2 Billion	Thereafter
AXA 500 Managed Volatility	0.450%	0.430%	0.410%	0.400%	0.390%
ATM Large Cap Managed Volatility	0.450%	0.430%	0.410%	0.400%	0.390%
AXA 400 Managed Volatility	0.450%	0.430%	0.410%	0.400%	0.390%
ATM Mid Cap Managed Volatility	0.450%	0.430%	0.410%	0.400%	0.390%
AXA 2000 Managed Volatility	0.450%	0.430%	0.410%	0.400%	0.390%
ATM Small Cap Managed Volatility	0.450%	0.430%	0.410%	0.400%	0.390%
AXA International Managed Volatility	0.450%	0.430%	0.410%	0.400%	0.390%
ATM International Managed Volatility	0.450%	0.430%	0.410%	0.400%	0.390%

Effective September 1, 2015, the last paragraph in the section of the Prospectus entitled “Management of the
Trust – Management Fees” is deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the AXA/AB Dynamic Moderate Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, and AXA/Invesco Strategic Allocation Portfolio, which are offered in another prospectus (together, with the Portfolios, the “ATM Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% on the first $14 billion of the aggregate average daily net assets of the ATM Portfolios; 0.11% on the next $6 billion; 0.10% on the next $5 billion; and 0.0975% thereafter.